UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21897

Manager Directed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Scott M. Ostrowski, President
Manager Directed Portfolios
c/o U.S. Bank Global Fund Services
777 East Wisconsin Avenue, 6th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 516-3087
Registrant's telephone number, including area code

Date of fiscal year end: September 30, 2024

Date of reporting period:  March 31, 2024
Updated May 5, 2021

Item 1. Reports to Stockholders.

(a)

GREENSPRING INCOME
OPPORTUNITIES FUND

SEMI-ANNUAL REPORT

MARCH 31, 2024

This report is intended for shareholders of the
Greenspring Income Opportunities Fund and may not be
used as sales literature unless preceded or
accompanied by a current prospectus.

Greenspring Income Opportunities Fund (Unaudited)

Dear Fellow Shareholder,

During the first quarter of 2024 the Greenspring Income Opportunities Fund (GRIOX or the “Fund”) gained 1.54%, after the reinvestment of its monthly dividend payments.  During this same period, the ICE BofA 1-3 Year US Cash Pay High Yield Index – the Fund’s benchmark – gained 1.40%.  The broader fixed income market, as measured by the Bloomberg US Agg Total Return Index (the “Agg”), lost 0.78%.  Since its inception on December 15, 2021, the GRIOX’s annualized total return is 3.72%, compared to 3.23% for its benchmark. The broader fixed income market has declined over this time period, with the Agg posting an annualized total return loss of -3.95%.

The Semi-Annual Report for the Greenspring Income Opportunities Fund (“GRIOX” or the “Fund”) covers the period from September 30, 2023 through March 31, 2024. During this period, GRIOX generated a total return of 5.06%, compared to 5.48% for the Fund’s benchmark. The broader fixed income market, as measured by the Agg, returned 5.99% over the same time period.

GRIOX has generated its solid positive returns by utilizing a conservative approach to the high-yield bond market, with a focus on securities with short expected durations and attractive risk-adjusted returns. The combination of the Fund’s short duration, higher average coupon, and our targeted security-specific selection process has buffered the portfolio from the large price declines suffered by holders of long duration securities during times of rising interest rates. Importantly, the Fund is now in a position to benefit from the higher yields currently available in the fixed income market. As of March 31, 2024, The Fund’s portfolio had a duration of 1.57 years, an average coupon of 5.83%, and an SEC yield of 5.53%.

The fourth quarter of 2023 was characterized by a strong bond market rally fueled by the Federal Reserve’s (the “Fed”) November and December FOMC meetings that signaled a long-awaited dovish pivot, with the Fed’s updated December Dot Plot projecting several rate cuts in 2024. However, the first quarter of 2024 threw some cold water on the market’s expectations for aggressive rate cuts,

Greenspring Income Opportunities Fund
Performance for the
Periods Ended March 31, 2024
Quarter	1.54%
Year to Date	1.54%
1 Year	7.07%
Since inception on 12/15/21*	3.71%
Expense Ratio**	0.86%
30-Day SEC Yield (unsubsidized)	5.50%

*	annualized.
**
The net expense ratio is 0.86%, as stated in the Fund’s Prospectus dated January 31, 2024. The Fund’s investment adviser has contractually agreed to waive a portion of its fees and reimburse certain expenses for the Fund to limit the total annual fund operating expenses (excluding taxes, Rule 12b-1 fees, shareholder servicing fees, extraordinary expenses, brokerage commissions, interest and acquired fund fees and expenses) to 0.75% through January 31, 2025. Absent advisory fee reductions and expense reimbursements, the expense ratio (gross) would be 0.96% for the Fund’s current fiscal year. The net expense ratio is applicable to investors.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-366-3863 or by visiting www.greenspringfunds.com.

when stronger-than-expected economic, employment, and inflation data were released. The Fed responded by lowering expectations for the start and number of rate cuts, but still leaving intact a target of a few rate cuts by the end of the year. The current environment of solid economic growth and strong employment levels, combined with the

Greenspring Income Opportunities Fund (Unaudited)

	Greenspring Income	% of Net
	Opportunities Fund	Assets
	Top 10 Holdings	as of
		3/31/24
1.	Select Medical Corp.
	6.250% 08-15-26(a)	1.4%
2.	Triton Container International Ltd.
	1.150% 06-07-24(a)	1.4%
3.	Cimpress PLC
	7.000% 06-15-26	1.3%
4.	Signet UK Finance PLC
	4.700% 06-15-24	1.3%
5.	Enact Holdings, Inc.
	6.500% 08-15-25(a)	1.2%
6.	Williams Scotsman, Inc.
	6.125% 06-15-25(a)	1.1%
7.	Wesco Distribution, Inc.
	7.125% 06-15-25(a)	1.1%
8.	IEA Energy Services LLC
	6.625% 08-15-29(a)	1.1%
9.	PRA Group, Inc.
	7.375% 09-01-25(a)	1.1%
10.	Las Vegas Sands Corp.
	3.200% 08-08-24	1.1%

(a)	144A Securities available only to qualified institutional buyers, issued by a publicly-traded entity or parent.

Fund holdings and sector allocations do not reflect last day of month securities transactions and are subject to change at any time and should not be considered a recommendation to buy or sell any security.

prevailing belief that interest rates will begin to move lower by the end of the year, is providing a solid backdrop for corporate earnings and market valuations. The equity market remained strong throughout the first quarter of 2024 and corporate credit spreads tightened further.

Given the overall move lower in Treasury rates and credit spreads during the period from September 30, 2023 through March 31, 2024, many longer duration bonds and lower rated securities saw strong returns. Similarly, during this period, many of the Fund’s largest contributors to performance came from securities in the 3-5-year maturity range and from the single B-rated cohort within the portfolio. As of March 31, 2024, the Fund’s sector allocation was well diversified and driven by security-specific, bottom-up fundamental analysis. The Fund’s largest sector outperformance versus the benchmark came from the Industrial and Consumer Non-cyclical sectors due to the Fund’s higher allocation to those sectors. The Fund’s largest underperformance versus the benchmark came from the Energy and Financial sectors, largely due to the Fund’s smaller allocations to those sectors. In general, while GRIOX employs a bottom-up security selection process, we prefer businesses with stable earnings and cash flow profiles, which is reflected in our sector positioning.

Market Commentary
GRIOX remains focused on our fundamental, bottom-up research process, whereby we identify idiosyncratic opportunities, study individual company capital structures, and seek to identify the specific securities that we believe can generate attractive risk-adjusted returns. As mentioned last quarter, fundamentals (debt leverage and interest coverage ratios) remain relatively healthy for many high-yield issuers, but we remain vigilant for the effects of the tighter monetary policy of the last two years. Here are a few themes guiding our current investment outlook:

Taking Advantage of the Inverted Yield Curve
In managing the GRIOX’s portfolio, we continue to take advantage of the inverted Treasury yield curve and relatively flat corporate credit curves. This allows us to often earn similar, if not greater, yields on short-term bonds than the yields available on longer maturity issues of the same company. This permits us to capture competitive yields while taking less risk – limiting interest rate and credit spread volatility.

Capturing Upside beyond Yield-to-Maturity
We are finding many opportunities in short-dated bonds trading at discounts to par, a condition made possible by the rise in the market’s interest rate above many bonds’

Greenspring Income Opportunities Fund (Unaudited)

coupon rates. Many of these bonds offer what we consider to be attractive yields to maturity – with superior, often times significant, total returns possible, if/when a bond is redeemed prior to its maturity. As we have mentioned frequently, there is a strong historical tendency for non-investment grade companies to refinance their debt a year or more before final maturity, in order to avoid showing a large amount of “current” debt on their balance sheets. Chief Financial Officers, all too familiar with the volatility of the capital markets, prefer the comfort of retiring bonds well prior to maturity, even if interest savings are not driving that decision.

Avoiding Poor Risk-return
With the market rally over the past two quarters, corporate credit spreads – or the yield premium over Treasury bonds with a similar maturity – of the most liquid bonds in the high-yield indices are near the low end of historical ranges. We are always wary of stretched valuations and remain patient investors who try to be nimble and prepared to react to attractive opportunities as they arise.  Similarly, while we understand and believe in the merits of having a portfolio that is well-diversified across industry sectors, we are disciplined in our approach.  We are very willing to underweight a sector or specific issues that we believe do not offer appropriate returns for the amount of risk taken.

Poor Historical Accuracy of the Fed’s “Dot-Plot”
The total number and magnitude of potential Fed rate cuts continues to be a source of debate in the financial markets, leaving the broader fixed income market susceptible to disproportionate volatility relative to modest moves in macroeconomic data points. While the Fed is attempting to “thread the needle” by keeping rates high enough to curb inflation without causing significant economic weakness, they are largely reactionary to incoming data.  The Fed’s “Dot-Plot” forecasts have not been accurate predicting tools for future interest rate moves. Jerome Powell admitted at a June 16, 2021 press conference: “The dots are not a great forecaster of future rate moves. And that’s not because – it’s just because it’s so highly uncertain. There is no great forecaster of the future – so dots to be taken with a big, big grain of salt.”

As we look forward to the rest of the year, we anticipate continued volatility in the movement of interest rates, as the macroeconomic environment evolves. While we always monitor economic conditions, The Fund’s investment process is not predicated on successfully predicting any specific interest rate or macroeconomic developments. However, given the strong state of the job market, the resilient economy to this point, and sticky inflation, it seems unlikely that the size or number of Fed interest rate cuts will be significant in the near term. We believe the Greenspring Income Opportunities Fund is well-positioned to weather a variety of economic scenarios. We remain poised to take advantage of opportunities created by volatile markets, which are often exacerbated, to our benefit, by forced selling from Index Funds and ETFs facing redemptions. We seek to continue to provide our fellow GRIOX shareholders with attractive risk-adjusted returns through our fundamentally-driven security selection process.

We thank you for your continued trust and support of the Greenspring Income Opportunities Fund!

Respectfully,

Charles vK. Carlson, CFA	Michael J. Pulcinella	George A. Truppi, CFA
Portfolio Manager	Portfolio Manager	Portfolio Manager

Greenspring Income Opportunities Fund

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities are subject to credit, interest rate, call or prepayment, liquidity and extension risks. Investments in debt securities that are rated below investment grade present a greater risk of loss to principal and interest than higher-rated securities.

Opinions expressed are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security. Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Current and future portfolio holdings are subject to risk. The commentary is based on information believed to be reliable, but we do not represent that it is accurate or complete. Our expectations, beliefs and projections about performance or the markets are not a guarantee of future results.

ICE BofA 1-3 Year BB U.S. Cash Pay High Yield Index is a subset of ICE BofA U.S. Cash Pay High Yield Index including all securities with a remaining term to final maturity less than 3 years and rated BB1 through BB3, inclusive. The Bloomberg U.S. Aggregate Bond Index is a benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market and includes Treasuries, government-related and corporate securities, MBS, ABS, and CMBS. Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Bloomberg does not approve or endorse this material or guarantee the accuracy or completeness of any information herein, nor does Bloomberg make any warranty, express or implied, as to the results to be obtained therefrom, and, to the maximum extent allowed by law, Bloomberg shall not have any liability or responsibility for injury or damages arising in connection therewith. Index returns reflect the reinvestment of dividends and capital gains, if any, but do not reflect brokerage commissions or other expenses of investing. It is not possible to invest directly in an index.

Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with a longer duration generally have more volatile prices than securities of comparable quality with a shorter duration. An inverted yield curve shows that long-term interest rates are less than short-term interest rates. With an inverted yield curve, the yield decreases the farther away the maturity date is and has proven in the past to be a reliable indicator of a recession. Yield to maturity is the total rate of return that will have been earned by a bond when it makes all interest payments and repays the original principal.

Discount to Par means that the market interest rate exceeds the coupon rate of the bank. A bond sold at par has a coupon rate equal to the market interest rate.

Cash flow is the net cash and cash equivalents transferred in and out of a company. Cash received represents inflows, while money spent represents outflows.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The summary and statutory prospectuses contain this and other information about the Fund, and may be obtained by calling 1-800-366-3863 or visiting www.greenspringfunds.com. Please read the Fund’s Prospectus carefully before investing.

The 30-day SEC yield or 30-day yield (subsidized) is based on dividends and interest earned by the Fund, and not on the dividends paid by the Fund, which may differ and are subject to change. This is a standard yield calculation developed by the SEC for bond funds. The yield is calculated by dividing the net investment income per share earned during the 30-day period by the maximum offering price per share on the last day of the period. The yield figure reflects the dividends and interest earned during the 30-day period, after the deduction of the fund’s expenses. The 30-day SEC yield (unsubsidized) is a 30-day yield without applicable waivers or reimbursements, whenever the Fund is subsidizing all or a portion of the Fund’s expenses as of the current reporting period. Absent such waivers or reimbursements, the returns would have been lower. Waivers and/or reimbursements may be discontinued at any time.

Distributed by Quasar Distributors, LLC

Greenspring Income Opportunities Fund

EXPENSE EXAMPLE For the Period Ended March 31, 2024 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs including sales charges (loads) and redemption fees, if applicable; and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period indicated and held for the period from October 1, 2023 to March 31, 2024, for the Institutional Shares.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.  There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts (generally, a $15 fee is charged to the account annually) that would increase the amount of expenses paid on your account.  The example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  As noted above, there are some account fees that are charged to certain types of accounts that would increase the amount of expense paid on your account.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	10/1/2023(1)	3/31/2024	10/1/2023 – 3/31/2024
Actual
Institutional Shares	$1,000.00	$1,050.60	$4.36
Hypothetical
(5% return before expenses)
Institutional Shares	$1,000.00	$1,020.75	$4.29
(1)
Expenses are equal to the Institutional Shares’ annualized expense ratios of 0.85% multiplied by the average account value over the period, multiplied by 183/366 (to reflect the prior 6 months of operation)

Greenspring Income Opportunities Fund

ALLOCATION OF PORTFOLIO ASSETS at March 31, 2024 (Unaudited)

Percentages represent market value as a percentage of net assets.

Note: For Presentation purposes, the Fund has grouped some of the industry categories for purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

Greenspring Income Opportunities Fund

SCHEDULE OF INVESTMENTS at March 31, 2024 (Unaudited)

	Par	Value
CORPORATE BONDS – 91.2%

COMMUNICATIONS – 4.5%

Cable & Satellite – 1.6%
CCO Holdings LLC
5.50%, 05/01/2026 (a)	$600,000	$591,218
5.13%, 05/01/2027 (a)	554,000	528,198
Videotron Ltd., 5.38%, 06/15/2024 (a)	2,674,000	2,667,220
		3,786,636
Media & Entertainment – 2.5%
Belo Corp., 7.75%, 06/01/2027	920,000	950,071
Cinemark USA, Inc.,
8.75%, 05/01/2025 (a)	2,312,000	2,324,624
Nexstar Media, Inc., 5.63%, 07/15/2027 (a)	2,484,000	2,384,651
TEGNA, Inc., 4.63%, 03/15/2028	404,000	371,036
		3,705,758
Transportation – 0.4%
Uber Technologies, Inc.,
8.00%, 11/01/2026 (a)	1,078,000	1,091,722
TOTAL COMMUNICATIONS		10,908,740

CONSUMER DISCRETIONARY – 27.4%

Auto Components – 2.1%
Adient Global Holdings Ltd.,
7.00%, 04/15/2028 (a)	1,600,000	1,636,354
Dana Financing Luxembourg Sarl,
5.75%, 04/15/2025 (a)	2,045,000	2,035,935
Dana, Inc., 5.63%, 06/15/2028	100,000	97,690
Goodyear Tire & Rubber Co.,
9.50%, 05/31/2025	1,166,000	1,176,869
		4,946,848
Automobiles – 0.8%
Jaguar Land Rover Automotive PLC,
7.75%, 10/15/2025 (a)	1,812,000	1,832,787

Automobiles Wholesalers – 0.7%
OPENLANE, Inc., 5.13%, 06/01/2025 (a)	1,768,000	1,741,138

Building Products – 1.5%
Griffon Corp., 5.75%, 03/01/2028	1,754,000	1,719,019
JELD-WEN, Inc., 4.63%, 12/15/2025 (a)	1,819,000	1,776,471
		3,495,490
Casinos & Gaming – 2.8%
Boyd Gaming Corp., 4.75%, 12/01/2027	675,000	651,517
International Game Technology PLC,
6.50%, 02/15/2025 (a)	$1,500,000	$1,505,969
Las Vegas Sands Corp., 3.20%, 08/08/2024	2,763,000	2,734,380
MGM Resorts International,
6.75%, 05/01/2025	2,080,000	2,080,345
		6,972,211
Chemicals – 0.1%
Scotts Miracle-Gro Co., 5.25%, 12/15/2026	250,000	246,493

Commercial Services & Supplies – 2.7%
Champions Financing, Inc.,
8.75%, 02/15/2029 (a)	1,000,000	1,048,447
Cimpress PLC, 7.00%, 06/15/2026	3,252,000	3,257,528
Matthews International Corp.,
5.25%, 12/01/2025 (a)	2,431,000	2,385,554
		6,691,529
Consumer Products – 1.0%
American Greetings Corp.,
8.75%, 04/15/2025 (a)	2,407,000	2,410,911

Consumer Services – 1.6%
Graham Holdings Co.,
5.75%, 06/01/2026 (a)	1,935,000	1,917,619
Prime Security Services Borrower LLC
5.25%, 04/15/2024 (a)	246,000	245,941
6.25%, 01/15/2028 (a)	1,700,000	1,666,601
		3,830,161
Engineering & Construction – 1.1%
Williams Scotsman, Inc.,
6.13%, 06/15/2025 (a)	2,800,000	2,789,152

Homebuilding – 0.6%
Century Communities, Inc.,
6.75%, 06/01/2027	1,499,000	1,506,102

Household Durables – 0.7%
Newell Brands, Inc.
4.88%, 06/01/2025	950,000	936,545
5.20%, 04/01/2026	500,000	491,427
6.38%, 09/15/2027	250,000	246,631
		1,674,603

The accompanying notes are an integral part of these financial statements.

Greenspring Income Opportunities Fund

SCHEDULE OF INVESTMENTS at March 31, 2024 (Unaudited) (Continued)

	Par	Value
CORPORATE BONDS – 91.2% (Continued)

CONSUMER DISCRETIONARY – 27.4% (Continued)

Leisure – 2.6%
Cedar Fair LP
5.50%, 05/01/2025 (a)	$1,500,000	$1,494,722
5.38%, 04/15/2027	750,000	739,302
6.50%, 10/01/2028	335,000	336,409
Life Time, Inc., 5.75%, 01/15/2026 (a)	2,250,000	2,233,524
Six Flags Theme Parks, Inc.,
7.00%, 07/01/2025 (a)	750,000	751,551
Vail Resorts, Inc., 6.25%, 05/15/2025 (a)	740,000	740,658
		6,296,166
Leisure Products – 0.6%
Viking Cruises Ltd., 6.25%, 05/15/2025 (a)	1,500,000	1,501,662

Lodging – 3.0%
Arrow Bidco LLC, 10.75%, 06/15/2025 (a)	2,235,000	2,318,813
Hilton Domestic Operating Co., Inc.,
5.38%, 05/01/2025 (a)	375,000	374,771
Hilton Worldwide Finance LLC,
4.88%, 04/01/2027	125,000	122,970
Marriott Ownership Resorts, Inc.,
4.75%, 01/15/2028	2,108,000	1,982,008
Travel + Leisure Co.
5.65%, 04/01/2024	1,150,000	1,150,000
6.63%, 07/31/2026 (a)	1,300,000	1,311,262
		7,259,824
Restaurants – 2.1%
Brinker International, Inc.,
5.00%, 10/01/2024 (a)	1,887,000	1,873,914
Dave & Buster’s, Inc.,
7.63%, 11/01/2025 (a)	2,245,000	2,264,283
New Red Finance, Inc.,
5.75%, 04/15/2025 (a)	1,000,000	998,195
		5,136,392
Retail – 3.4%
Academy Ltd., 6.00%, 11/15/2027 (a)	2,000,000	1,971,737
NMG Holding Co., Inc.,
7.13%, 04/01/2026 (a)	1,600,000	1,568,279
Nordstrom, Inc., 2.30%, 04/08/2024	1,705,000	1,704,257
Signet UK Finance PLC, 4.70%, 06/15/2024	3,067,000	3,040,639
		8,284,912
TOTAL CONSUMER DISCRETIONARY		66,616,381

CONSUMER STAPLES – 3.3%

Food & Beverage – 0.2%
Darling Ingredients, Inc.,
5.25%, 04/15/2027 (a)	$518,000	$510,482

Food & Staples Retailing – 0.6%
Albertsons Cos., Inc.
7.50%, 03/15/2026 (a)	700,000	712,823
5.88%, 02/15/2028 (a)	808,000	800,514
		1,513,337
Household & Personal Products – 2.5%
Coty, Inc.
5.00%, 04/15/2026 (a)	2,274,000	2,241,727
6.50%, 04/15/2026 (a)	1,558,000	1,561,549
Spectrum Brands, Inc.,
5.00%, 10/01/2029 (a)	2,430,000	2,383,430
		6,186,706
TOTAL CONSUMER STAPLES		8,210,525

ENERGY – 7.0%

Energy Equipment & Services – 1.6%
Kodiak Gas Services LLC,
7.25%, 02/15/2029 (a)	250,000	254,813
Technip FMC PLC, 6.50%, 02/01/2026 (a)	2,200,000	2,196,080
USA Compression Partners LP,
6.88%, 04/01/2026	1,492,000	1,491,538
		3,942,431
Energy Midstream – 3.1%
Antero Midstream Partners LP,
7.88%, 05/15/2026 (a)	1,450,000	1,481,403
EnLink Midstream Partners LP,
4.40%, 04/01/2024	2,563,000	2,563,000
New Fortress Energy, Inc.
6.75%, 09/15/2025 (a)	779,000	774,403
6.50%, 09/30/2026 (a)	1,425,000	1,372,938
Targa Resources Partners LP,
6.50%, 07/15/2027	1,432,000	1,448,757
		7,640,501
Exploration & Production – 2.3%
Chesapeake Energy Corp.,
5.50%, 02/01/2026 (a)	1,044,000	1,038,015
PDC Energy, Inc., 5.75%, 05/15/2026	263,000	262,723

The accompanying notes are an integral part of these financial statements.

Greenspring Income Opportunities Fund

SCHEDULE OF INVESTMENTS at March 31, 2024 (Unaudited) (Continued)

	Par	Value
CORPORATE BONDS – 91.2% (Continued)

ENERGY – 7.0% (Continued)

Exploration & Production – 2.3% (Continued)
Permian Resources Operating LLC,
5.38%, 01/15/2026 (a)	$1,910,000	$1,892,200
SM Energy Co.
5.63%, 06/01/2025	1,010,000	1,005,898
6.75%, 09/15/2026	443,000	443,744
Talos Production, Inc.,
9.00%, 02/01/2029 (a)	1,000,000	1,062,723
		5,705,303
TOTAL ENERGY		17,288,235

FINANCIALS – 10.6%

Consumer Finance – 3.1%
Credit Acceptance Corp.
6.63%, 03/15/2026	1,136,000	1,136,264
9.25%, 12/15/2028 (a)	500,000	538,416
OneMain Finance Corp.,
6.88%, 03/15/2025	2,303,000	2,328,713
PRA Group, Inc.
7.38%, 09/01/2025 (a)	2,755,000	2,752,548
8.38%, 02/01/2028 (a)	900,000	896,244
		7,652,185
Investment Banking & Brokerage – 1.2%
Aretec Group, Inc., 7.50%, 04/01/2029 (a)	2,000,000	1,906,219
StoneX Group, Inc., 8.63%, 06/15/2025 (a)	1,128,000	1,133,689
		3,039,908
Mortgage REITs – 1.5%
Starwood Property Trust, Inc.
3.75%, 12/31/2024 (a)	2,375,000	2,332,912
4.75%, 03/15/2025	1,242,000	1,221,194
		3,554,106
Real Estate Investment Trust – 1.6%
Iron Mountain, Inc., 4.88%, 09/15/2027 (a)	1,913,000	1,851,107
RHP Hotel Properties LP,
7.25%, 07/15/2028 (a)	1,250,000	1,288,899
SBA Communications Corp.,
3.88%, 02/15/2027	696,000	662,403
		3,802,409
Specialty Finance – 0.9%
Burford Capital Global Finance LLC
6.25%, 04/15/2028 (a)	$2,114,000	$2,060,951
9.25%, 07/01/2031 (a)	250,000	264,909
		2,325,860
Specialty Insurance – 2.3%
Enact Holdings, Inc.,
6.50%, 08/15/2025 (a)	3,016,000	3,018,443
Radian Group, Inc.
4.50%, 10/01/2024	2,091,000	2,074,492
4.88%, 03/15/2027	517,000	505,196
		5,598,131
TOTAL FINANCIALS		25,972,599

HEALTH CARE – 5.9%

Healthcare Equipment & Supplies – 1.2%
Owens & Minor, Inc., 4.38%, 12/15/2024	2,385,000	2,365,989
Teleflex, Inc., 4.63%, 11/15/2027	550,000	529,411
		2,895,400
Healthcare Providers & Services – 3.7%
Acadia Healthcare Co., Inc.,
5.50%, 07/01/2028 (a)	1,660,000	1,617,756
AdaptHealth LLC, 6.13%, 08/01/2028 (a)	2,622,000	2,465,047
Encompass Health Corp.,
5.75%, 09/15/2025	1,409,000	1,405,971
Select Medical Corp.,
6.25%, 08/15/2026 (a)	3,494,000	3,503,263
		8,992,037
Life Sciences Tools & Services – 1.0%
Avantor Funding, Inc.,
4.63%, 07/15/2028 (a)	1,000,000	948,759
IQVIA, Inc., 5.00%, 10/15/2026 (a)	1,395,000	1,366,079
		2,314,838
TOTAL HEALTH CARE		14,202,275

INDUSTRIALS – 13.2%

Aerospace & Defense – 2.2%
AAR Escrow Issuer LLC,
6.75%, 03/15/2029 (a)	250,000	252,236
Rolls-Royce PLC, 3.63%, 10/14/2025 (a)	1,477,000	1,434,297
TransDigm, Inc.
7.50%, 03/15/2027	1,624,000	1,626,680
5.50%, 11/15/2027	2,000,000	1,959,084
		5,272,297

The accompanying notes are an integral part of these financial statements.

Greenspring Income Opportunities Fund

SCHEDULE OF INVESTMENTS at March 31, 2024 (Unaudited) (Continued)

	Par	Value
CORPORATE BONDS – 91.2% (Continued)

INDUSTRIALS – 13.2% (Continued)

Commercial Services & Supplies – 0.6%
Ritchie Bros Holdings, Inc.,
6.75%, 03/15/2028 (a)	$1,432,000	$1,462,496

Engineering & Construction – 2.0%
IEA Energy Services LLC,
6.63%, 08/15/2029 (a)	2,870,000	2,769,159
Pike Corp., 5.50%, 09/01/2028 (a)	2,200,000	2,108,051
		4,877,210
Environmental Services – 1.0%
Clean Harbors, Inc.,
4.88%, 07/15/2027 (a)	900,000	873,902
GFL Environmental, Inc.
4.25%, 06/01/2025 (a)	750,000	738,283
5.13%, 12/15/2026 (a)	750,000	737,477
		2,349,662
Machinery – 2.8%
Enpro, Inc., 5.75%, 10/15/2026	2,200,000	2,194,614
Gates Global LLC, 6.25%, 01/15/2026 (a)	2,190,000	2,186,468
Hillenbrand, Inc., 5.75%, 06/15/2025	697,000	696,494
Trinity Industries, Inc., 4.55%, 10/01/2024	1,748,000	1,732,123
		6,809,699
Metals & Mining – 0.5%
GrafTech Global Enterprises, Inc.,
9.88%, 12/15/2028 (a)	1,500,000	1,115,321

Trading Companies & Distributors – 3.5%
Herc Holdings, Inc.,
5.50%, 07/15/2027 (a)	1,639,000	1,611,045
Triton Container International Ltd.,
1.15%, 06/07/2024 (a)	3,376,000	3,345,992
WESCO Distribution, Inc.
7.13%, 06/15/2025 (a)	2,764,000	2,767,989
7.25%, 06/15/2028 (a)	650,000	664,136
		8,389,162
Transportation – 0.6%
RXO, Inc., 7.50%, 11/15/2027 (a)	350,000	359,534
XPO, Inc., 6.25%, 06/01/2028 (a)	1,000,000	1,010,142
		1,369,676
TOTAL INDUSTRIALS		31,645,523

MATERIALS – 10.1%

Building Products – 0.6%
Advanced Drainage Systems, Inc.,
5.00%, 09/30/2027 (a)	$1,624,000	$1,576,868

Chemicals – 4.1%
Avient Corp., 5.75%, 05/15/2025 (a)	2,315,000	2,306,350
Axalta Coating Systems LLC,
4.75%, 06/15/2027 (a)	1,300,000	1,255,735
Celanese US Holdings LLC,
5.90%, 07/05/2024	1,000,000	1,000,293
HB Fuller Co., 4.25%, 10/15/2028	1,953,000	1,811,764
Methanex Corp., 4.25%, 12/01/2024	2,148,000	2,130,975
Minerals Technologies, Inc.,
5.00%, 07/01/2028 (a)	1,356,000	1,303,306
		9,808,423
Construction Materials – 1.1%
Summit Materials LLC,
6.50%, 03/15/2027 (a)	2,647,000	2,646,990

Metals & Mining – 1.4%
Algoma Steel, Inc., 9.13%, 04/15/2029 (a)	2,000,000	2,022,500
Allegheny Ludlum LLC,
6.95%, 12/15/2025	1,077,000	1,097,446
Cleveland-Cliffs, Inc., 5.88%, 06/01/2027	500,000	499,508
		3,619,454
Packaging & Containers – 2.9%
Berry Global, Inc.
4.50%, 02/15/2026 (a)	785,000	763,790
4.88%, 07/15/2026 (a)	677,000	663,957
Crown Americas LLC, 4.75%, 02/01/2026	350,000	344,457
Crown Cork & Seal Co., Inc.,
7.38%, 12/15/2026	500,000	524,994
Graphic Packaging International LLC,
4.13%, 08/15/2024	1,043,000	1,035,042
Mauser Packaging Solutions Holding Co.,
7.88%, 08/15/2026 (a)	1,780,000	1,814,711
Pactiv Evergreen Group Issuer, Inc.,
4.00%, 10/15/2027 (a)	250,000	233,499
Pactiv LLC
7.95%, 12/15/2025	1,515,000	1,550,442
8.38%, 04/15/2027	125,000	130,478
		7,061,370
TOTAL MATERIALS		24,713,105

The accompanying notes are an integral part of these financial statements.

Greenspring Income Opportunities Fund

SCHEDULE OF INVESTMENTS at March 31, 2024 (Unaudited) (Continued)

	Par	Value
CORPORATE BONDS – 91.2% (Continued)

TECHNOLOGY – 6.8%

Infosys Ltd – 0.7%
KBR, Inc., 4.75%, 09/30/2028 (a)	$1,865,000	$1,717,041

Professional Services – 0.8%
Camelot Finance SA,
4.50%, 11/01/2026 (a)	2,000,000	1,929,233

Semiconductors – 1.0%
Qorvo, Inc., 1.75%, 12/15/2024	2,427,000	2,359,764

Software & Services – 3.6%
ACI Worldwide, Inc.,
5.75%, 08/15/2026 (a)	2,456,000	2,426,757
Consensus Cloud Solutions, Inc.,
6.00%, 10/15/2026 (a)	1,999,000	1,901,853
Gen Digital, Inc.
5.00%, 04/15/2025 (a)	989,000	983,723
6.75%, 09/30/2027 (a)	1,260,000	1,279,240
Open Text Corp., 3.88%, 02/15/2028 (a)	1,850,000	1,714,678
PTC, Inc., 3.63%, 02/15/2025 (a)	500,000	489,927
		8,796,178
Technology Hardware & Equipment – 0.7%
Arrow Electronics, Inc.,
6.13%, 03/01/2026	1,287,000	1,286,621
CDW LLC
4.13%, 05/01/2025	253,000	248,593
4.25%, 04/01/2028	125,000	119,758
		1,654,972
TOTAL TECHNOLOGY		16,457,188

UTILITIES – 2.4%

Utilities – 2.4%
NextEra Energy Operating Partners LP,
4.25%, 07/15/2024 (a)	981,000	973,022
NRG Energy, Inc., 6.63%, 01/15/2027	2,151,000	2,153,977
Vistra Operations Co. LLC
3.55%, 07/15/2024 (a)	1,330,000	1,320,561
5.50%, 09/01/2026 (a)	752,000	740,963
5.63%, 02/15/2027 (a)	750,000	739,084
		5,927,607
TOTAL UTILITIES		5,927,607
TOTAL CORPORATE BONDS
(Cost $220,364,077)		221,942,178

CONVERTIBLE BONDS – 1.1%

HEALTH CARE- 0.2%

Healthcare Equipment & Supplies – 0.2%
Haemonetics Corp., 0.00%, 03/01/2026 (b)	$510,000	$470,781
TOTAL HEALTH CARE		470,781

UTILITIES – 0.9%

Utilities – 0.9%
NextEra Energy Partners LP
0.00%, 06/15/2024 (a)(b)	1,000,000	987,500
0.00%, 11/15/2025 (a)(b)	1,500,000	1,336,875
		2,324,375
TOTAL UTILITIES		2,324,375
TOTAL CONVERTIBLE BONDS
(Cost $2,779,320)		2,795,156

	Shares
SHORT-TERM INVESTMENTS – 7.1%
Money Market Funds – 7.1%
First American Treasury
Obligations Fund – Class X, 5.22%(c)	9,588,180	9,588,180
Invesco Treasury Portfolio –
Class Institutional, 5.24%(c)	7,716,489	7,716,489
		17,304,669
TOTAL SHORT-TERM INVESTMENTS
(Cost $17,304,669)		17,304,669
TOTAL INVESTMENTS – 99.4%
(Cost $240,448,066)		242,042,003
Other Assets in Excess of Liabilities – 0.6%		1,574,482
TOTAL NET ASSETS – 100.0%		$243,616,485

Percentages are stated as a percent of net assets.
PLC – Public Limited Company

(a)
Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional investors. As of March 31, 2024, the value of these securities total $154,776,915 or 63.5% of the Fund’s net assets.

(b)	Zero coupon bonds make no periodic interest payments but are issued at a discount from par value.
(c)	The rate shown represents the 7-day effective yield as of March 31, 2024.

The accompanying notes are an integral part of these financial statements.

Greenspring Income Opportunities Fund

STATEMENT OF ASSETS AND LIABILITIES at March 31, 2024 (Unaudited)

Assets:
Investments, at value (cost of $240,448,066)	$242,042,003
Receivables:
Fund shares sold	435,917
Dividends and interest	3,723,501
Prepaid expenses	34,749
Total assets	246,236,170

Liabilities:
Payables:
Distributions to shareholders	6,107
Securities purchased	2,010,938
Fund shares redeemed	396,948
Advisory fee	117,120
Service fees	40,325
Administration and fund accounting fees	26,019
Audit Fees	9,754
Transfer Agent Fees	5,104
Registration Fees	3,515
Compliance expense	2,130
Reports to shareholders	886
Custody fees	145
Accrued Other Expenses	694
Total liabilities	2,619,685

Net assets	$243,616,485

Net assets consist of:
Paid in capital	$242,189,756
Total accumulated earnings	1,426,729
Net assets	$243,616,485

Institutional Shares:
Net assets applicable to outstanding Institutional Shares	243,616,485
Shares issued (Unlimited number of beneficial interest authorized, $0.01 par value)	24,946,486
Net asset value, offering price and redemption price per share	$9.77

The accompanying notes are an integral part of these financial statements.

Greenspring Income Opportunities Fund

STATEMENT OF OPERATIONS For the Period Ended March 31, 2024 (Unaudited)

Investment income:
Dividends and Interest	$7,042,432
Total investment income	7,042,432

Expenses:
Investment advisory fees (Note 4)	639,613
Administration and fund accounting fees (Note 4)	92,935
Service fees (Note 6)
Service fees – Institutional Shares	106,602
Federal and state registration fees	22,036
Transfer agent fees and expenses	19,763
Legal fees	16,549
Trustees’ fees and expenses	15,923
Audit fees	10,520
Compliance expense	6,222
Custody fees	5,486
Reports to shareholders	3,395
Other	7,406
Total expenses before reimbursement from advisor	946,450
Expense reimbursement from advisor (Note 4)	(40,331)
Net expenses	906,119
Net investment income	$6,136,313

Realized and unrealized gain (loss):
Net realized loss on transactions from:
Investments	$(38,165)
Net change in unrealized appreciation on investments	4,098,013
Net realized and unrealized gain	4,059,848
Net increase in net assets resulting from operations	$10,196,161

The accompanying notes are an integral part of these financial statements.

Greenspring Income Opportunities Fund

STATEMENTS OF CHANGES IN NET ASSETS
	Six Month
	Period Ended
	March 31, 2024	Fiscal Year Ended
	(Unaudited)	September 30, 2023
Operations:
Net investment income	$6,136,313	$6,766,587
Net realized depreciation on investments	(38,165)	(44,270)
Net change in unrealized appreciation on investments	4,098,013	1,671,952
Net increase in net assets resulting from operations	10,196,161	8,394,269

Distributions:
Distributable earnings	(6,136,318)	(6,767,214)
Total distributable earnings	(6,136,318)	(6,767,214)

Capital Share Transactions:
Proceeds from shares sold	107,793,966	104,165,500
Proceeds from shares issued to holders in reinvestment of dividends	6,105,425	6,729,070
Cost of shares redeemed	(44,195,844)	(35,951,141)
Net increase in net assets from capital share transactions	69,703,547	74,943,429

Total increase in net assets	73,763,390	76,570,484

Net Assets:
Beginning of period	169,853,095	93,282,611
End of period	$243,616,485	$169,853,095

Changes in Shares Outstanding:
Shares sold	11,125,064	10,841,127
Shares issued to holders in reinvestment of dividends	628,971	699,701
Shares redeemed	(4,553,721)	(3,745,024)
Net increase in shares outstanding	7,200,314	7,795,804

The accompanying notes are an integral part of these financial statements.

Greenspring Income Opportunities Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the period
Institutional Shares
	Period Ended			December 15, 2021
	March 31,		Fiscal Year Ended	Through
	2024		September 30,	September 30,
	(Unaudited)		2023	2022*
Net Asset Value – Beginning of Period	$9.57		$9.37	$10.00

Income from Investment Operations:
Net investment income[1]	0.28		0.51	0.28
Net realized and unrealized gain (loss) on investments	0.20		0.20	(0.66)
Total from investment operations	0.48		0.71	(0.38)

Less Distributions:
Dividends from net investment income	(0.28)		(0.51)	(0.25)
Total distributions	(0.28)		(0.51)	(0.25)
Net Asset Value – End of Period	$9.77		$9.57	$9.37
Total Return[2]	5.06%	^	7.68%	(3.82)%	^

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$243,616		$169,853	$93,283
Ratio of operating expenses to average net assets:
Before reimbursements	0.89%	+	0.95%	1.13%	+
After reimbursements	0.85%	+	0.85%	0.85%	+
Ratio of net investment income (loss) to average net assets:
Before reimbursements	5.72%	+	5.22%	3.66%	+
After reimbursements	5.76%	+	5.32%	3.38%	+
Portfolio turnover rate	15%	^	32%	34%	^

*	Commencement of operations for Institutional Shares was December 15, 2021.
+	Annualized
^	Not Annualized
1	The net investment income (loss) per share was calculated using the average shares outstanding method.
2
Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any.

The accompanying notes are an integral part of these financial statements.

Greenspring Income Opportunities Fund

NOTES TO FINANCIAL STATEMENTS March 31, 2024 (Unaudited)

NOTE 1 – ORGANIZATION

The Greenspring Income Opportunities Fund (the “Fund”) is a series of Manager Directed Portfolios (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and was organized as a Delaware statutory trust on April 4, 2006. The Fund is an open-end investment management company and is a diversified series of the Trust. The Fund commenced operations on December 15, 2021. Corbyn Investment Management, Inc. (the “Advisor”) serves as the investment advisor to the Fund. The investment objective of the Fund is to provide investors with a high level of current income and the potential for capital appreciation through a total return approach to investing.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services – Investment Companies including FASB Accounting Standard Update ASU 2013-08.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in Note 3.

B.
Federal Income Taxes: It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income or excise tax provisions are required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken or expected to be taken on a tax return. The tax return for the Fund for the current fiscal period is open for examination. The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Delaware. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations. Management of the Funds are required to determine whether a tax position taken by the Funds is more likely than not to be sustained upon examination by the applicable taxing authority. Based on its analysis, Management has concluded that the Funds do not have any unrecognized tax benefits or uncertain tax positions that would require a provision for income tax. Accordingly, the Funds did not incur any interest or penalties for the period ended March 31, 2024.

C.
Securities Transactions, Income and Distributions: Securities transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. Interest income is recorded on an accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Discounts and premiums on fixed income securities are amortized using the yield to worst call and yield to best put methods.

The Fund distributes substantially all of its net investment income, if any, which is declared daily as a dividend and paid monthly. Any net capital gain realized by the Fund will be distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which differ from GAAP. To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax treatment.

Greenspring Income Opportunities Fund

NOTES TO FINANCIAL STATEMENTS March 31, 2024 (Unaudited) (Continued)

The Fund is charged for those expenses that are directly attributable to it, such as investment advisory, custody and transfer agent fees. Expenses that are not attributable to a Fund are typically allocated among the funds in the Trust proportionately based on allocation methods approved by the Board of Trustees (the “Board”). Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.

D.
Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

E.	Redemption Fees: The Fund does not charge redemption fees to shareholders.

F.
Reclassification of Capital Accounts: GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

G.
Events Subsequent to the Fiscal Period End: In preparing the financial statements as of March 31, 2024, and through the date the financial statements were available to be issued, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements and had concluded that no additional disclosures are necessary.

NOTE 3 – SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Debt Securities: Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based

Greenspring Income Opportunities Fund

NOTES TO FINANCIAL STATEMENTS March 31, 2024 (Unaudited) (Continued)

techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate market observable data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 2 of the fair value hierarchy.

Registered Investment Companies: Investments in registered investment companies (e.g., mutual funds) are generally priced at the ending NAV provided by the applicable registered investment company’s service agent and will be classified in Level 1 of the fair value hierarchy.

Short-Term Debt Securities: Short-term debt instruments having a maturity of less than 60 days are valued at the evaluated mean price supplied by an approved pricing service. Pricing services may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. In the absence of prices from a pricing service, the securities will be priced in accordance with the procedures adopted by the Board. Short-term debt securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

In the absence of prices from a pricing service or in the event that market quotations are not readily available, fair value will be determined under the Fund’s valuation procedures adopted pursuant to Rule 2a-5. Pursuant to those procedures, the Board has appointed the Advisor as the Fund’s valuation designee (the “Valuation Designee”) to perform all fair valuations of the Fund’s portfolio investments, subject to the Board’s oversight. As the Valuation Designee, the Advisor has established procedures for its fair valuation of the Fund’s portfolio investments. These procedures address, among other things, determining when market quotations are not readily available or reliable and the methodologies to be used for determining the fair value of investments, as well as the use and oversight of third-party pricing services for fair valuation.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the fair valuation hierarchy of the Fund’s securities as of March 31, 2024:

	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$221,942,178	$—	$221,942,178
Convertible Bonds	—	2,795,156	—	2,795,156
Short-Term Investments	17,304,669	—	—	17,304,669
Total Investments in Securities	$17,304,669	$224,737,334	$—	$242,042,003

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the Period ended March 31, 2024, the Advisor provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, and facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at an annual rate of 0.60% from the Fund based upon the average daily net assets of the Fund. For the Period ended March 31, 2024, the Fund incurred $639,613 in advisory fees. Net advisory fees payable on March 31, 2024, for the Fund were $117,120.

Greenspring Income Opportunities Fund

NOTES TO FINANCIAL STATEMENTS March 31, 2024 (Unaudited) (Continued)

The Fund is responsible for its own operating expenses. The Advisor has contractually agreed to waive its management fees and/or absorb expenses of the Fund to ensure that the total annual operating expenses excluding front-end or contingent deferred loads, Rule 12b-1 plan fees, shareholder servicing plan fees, taxes, leverage, interest, brokerage commissions and other transactional expenses, expenses in connection with a merger or reorganization, dividends or interest on short positions, acquired fund fees and expenses or extraordinary expenses (collectively, “Excludable Expenses”) do not exceed 0.75% of the average daily net assets for the Institutional Shares.

For the Period ended March 31, 2024, the Advisor reduced its fees and absorbed Fund expenses in the amount of $40,331 for the Fund. The waivers and reimbursements will remain in effect through December 15, 2024 unless terminated sooner by, or with the consent of, the Board.

The Advisor may request recoupment of previously waived fees and paid expenses in any subsequent month in the three-year period from the date of the management fee reduction and expense payment if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) will not cause the Fund to exceed the lesser of: (1) the expense limitation in place at the time of the management fee reduction and expense payment; or (2) the expense limitation in place at the time of the reimbursement. Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses. Cumulative expenses subject to recapture pursuant to the aforementioned conditions expire as follows:

Amount	Expiration
$136,611	09/30/2025
$136,988	09/30/2026
$ 40,331	03/31/2027
$313,930

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, LLC (“Fund Services” or the “Administrator”) acts as the Fund’s Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals. Fund Services also serves as the fund accountant, transfer agent, and Chief Compliance Officer to the Fund. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. For the Period ended March 31, 2024, the Fund incurred the following expenses for administration, fund accounting, transfer agency and custody fees:

Administration and fund accounting	$92,935
Custody	$ 5,486
Transfer agency	$19,763
Compliance	$ 6,222

Greenspring Income Opportunities Fund

NOTES TO FINANCIAL STATEMENTS March 31, 2024 (Unaudited) (Continued)

At March 31, 2024, the Fund had payables due to Fund Services for administration, fund accounting and transfer agency fees and to U.S. Bank N.A. for custody fees in the following amounts:

Administration and fund accounting	$26,019
Custody	$ 145
Transfer agency	$ 5,104
Compliance	$ 2,130

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.

Certain officers of the Fund are employees of the Administrator and are not paid any fees by the Fund for serving in such capacities.

NOTE 5 – SHAREHOLDER SERVICING FEE

The Fund has adopted a shareholder servicing plan (the “Plan”) on behalf of the Greenspring Income Opportunities Fund’s Institutional Share Class. Under the Plan, the Institutional Share Class is authorized to pay an annual shareholder servicing fee of up to 0.10% of its average daily net assets. This fee is used to finance certain activities related to servicing and maintaining shareholder accounts. Payments made under the Plan may not be used to pay for any services in connection with the distribution and sale of the Institutional Shares.

Payments to the Advisor under the Plan may reimburse the Advisor for payments it makes to selected brokers, dealers and administrators which have entered into service agreements with the Advisor for services provided to Institutional Class shareholders of the Fund. The services provided by such intermediaries are primarily designed to assist Institutional Class shareholders of the Fund and include the furnishing of office space and equipment, telephone facilities, personnel, and assistance to the Fund in servicing such shareholders. Services provided by such intermediaries also include the provision of support services to the Fund and include establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Fund, and providing such other personal services to shareholders as the Fund may reasonably request. For the Period ended March 31, 2024, the Fund incurred, under the Agreement, shareholder servicing fees of $106,602. As of March 31, 2024, the Fund had a payable due for shareholder servicing fees in the amount of $40,325.

NOTE 6 – SECURITIES TRANSACTIONS

For the Period ended March 31, 2024, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were as follows:

Purchases
Other	$92,522,199
Sales
Other	$30,613,963

There were no purchases or sales of long-term U.S. Government securities.

Greenspring Income Opportunities Fund

NOTES TO FINANCIAL STATEMENTS March 31, 2024 (Unaudited) (Continued)

NOTE 7 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

As of September 30, 2023, the Fund’s most recent fiscal year end, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments(a)	$169,317,002
Gross unrealized appreciation	274,937
Gross unrealized depreciation	(2,783,462)
Net unrealized depreciation	(2,508,525)
Undistributed ordinary income	3,727
Undistributed long-term capital gain	—
Total distributable earnings	3,727
Other accumulated gains/(losses)	(128,316)
Total accumulated earnings/(losses)	$(2,633,114)

(a)	The difference between the book basis and tax basis net unrealized appreciation and cost is attributable primarily to wash sales.

As of September 30, 2023, the Fund had long-term tax basis capital losses to offset future capital gains in the amount of $123,968.

The tax character of distributions paid during the fiscal year ended September 30, 2023 was as follows:

	Year Ended	Period Ended
	September 30, 2023	September 30, 2022
Ordinary income	$6,767,214	$1,791,037

NOTE 8 – PRINCIPAL RISKS

The following is a list of certain risks that may apply to your investment in the Fund. Further information about investment risks is available in the Fund’s Statement of Additional Information.

Credit Risk: Credit risk is the risk that an issuer will not make timely payments of principal and interest. A credit rating assigned to a particular debt security is essentially the opinion of a nationally recognized statistical rating organization (“NRSRO”) as to the credit quality of an issuer and may prove to be inaccurate.

Fixed Income Securities Risk: The value of investments in fixed income securities fluctuates with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned indirectly by the Fund. On the other hand, if rates fall, the value of the fixed income securities generally increases. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Below are several specific risks associated with investments in fixed income securities.

Interest Rate Risk: Interest rates may go up resulting in a decrease in the value of the securities held by the Fund. Debt securities subject to prepayment can offer less potential for gains during a declining interest rate environment.

Greenspring Income Opportunities Fund

NOTES TO FINANCIAL STATEMENTS March 31, 2024 (Unaudited) (Continued)

Management Risk: Investment strategies employed by the Advisor in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.

General Market Risk; Recent Market Events:  The market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. U.S. and international markets have experienced volatility in recent months and years due to a number of economic, political and global macro factors, including rising inflation, the war between Russia and Ukraine and the impact of the coronavirus (COVID-19) global pandemic. While U.S. and global economies are recovering from the effects of COVID-19, labor shortages and the inability to meet consumer demand have restricted growth. Uncertainties regarding the level of central banks’ interest rate increases, political events, the Russia-Ukraine conflict, trade tensions and the possibility of a national or global recession have also contributed to market volatility.

Global economies and financial markets are increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in a different country or region. Continuing market volatility as a result of recent market conditions or other events may have adverse effects on the Fund’s returns. The Adviser will monitor developments and seek to manage the Fund in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that they will be successful in doing so.

Call or Prepayment Risk: During periods of declining interest rates, a bond issuer may “call” or repay its high yielding bonds before their maturity dates. In times of declining interest rates, the Fund’s higher yielding securities may be prepaid, and the Fund may have to replace them with securities having a lower yield.

U.S. Government Agencies and Instrumentalities Securities Risk: Securities issued by U.S. Government agencies and instrumentalities have different levels of U.S. Government credit support. Some are backed by the full faith and credit of the U.S. Government, while others are supported by only the discretionary authority of the U.S. Government or only by the credit of the agency or instrumentality. No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored instrumentalities because they are not obligated to do so by law. Guarantees of timely prepayment of principal and interest do not assure that the market prices and yields of the securities are guaranteed nor do they guarantee the net asset value or performance of the Fund, which will vary with changes in interest rates, the Advisor’s success and other market conditions.

NOTE 9 – GUARANTEES AND INDEMNIFICATION

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

NOTE 10 – CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of March 31, 2024, National Financial Services LLC held 46% of the outstanding Institutional Shares of the Fund and Charles Schwab & Co., Inc. held 47% of

Greenspring Income Opportunities Fund

NOTES TO FINANCIAL STATEMENTS March 31, 2024 (Unaudited) (Continued)

the outstanding Institutional Shares of the Fund. The Fund has no knowledge as to whether all or any portion of the shares owned of record by National Financial Services LLC or by Charles Schwab & Co., Inc. are also owned beneficially.

NOTE 11 – TAILORED SHAREHOLDER REPORTS

In October 2022, the Securities and Exchange Commission (the “SEC”) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.

Greenspring Income Opportunities Fund

NOTICE TO SHAREHOLDERS March 31, 2024 (Unaudited)

How to Obtain a Copy of the Fund’s Proxy Voting Policies
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-366-3863 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the most recent 12-Month Period Ended June 30
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available no later than August 31 without charge, upon request, by calling 1-800-366-3863.  Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-PORT
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT.  The Fund’s Form N-PORT is available on the SEC’s website at http://www.sec.gov.  The Fund’s Form N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.  Information included in the Fund’s Form N-PORT is also available, upon request, by calling 1-800-366-3863.

Householding
In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more  accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-800-366-3863 to request individual copies of these documents. Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

Greenspring Income Opportunities Fund

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended, the Fund, a series of Manager Directed Portfolios (the “Trust”), has adopted and implemented a liquidity risk management program tailored specifically to the Fund (the “Program”). The Program seeks to promote effective liquidity risk management for the Fund and to protect Fund shareholders from dilution of their interests. The Board has designated the Fund’s investment adviser to serve as the administrator of the Program (the “Program Administrator”). Personnel of the Fund’s investment adviser conduct the day-to-day operation of the Program pursuant to policies and procedures administered by the Program Administrator. The Program Administrator is required to provide a written annual report to the Board and the chief compliance officer of the Trust regarding the adequacy and effectiveness of the Program and any material changes to the Program.

Under the Program, the Program Administrator manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. The Program assesses liquidity risk under both normal and reasonably foreseeable stressed market conditions. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. The Program Administrator’s process of determining the degree of liquidity of the Fund’s investments is supported by one or more third-party liquidity assessment vendors.

On May 14, 2024, the Board reviewed the Program Administrator’s assessment of the operation and effectiveness of the Program for the period January 1, 2023 through December 31, 2023 (the “Report”)  The Report noted that there were no breaches of the Fund’s restriction on holding illiquid investments exceeding 15% of its net assets during the review period. The Report confirmed that the Fund’s investment strategy was appropriate for an open-end management investment company. The Report also indicated that no material changes had been made to the Program during the review period.

The Program Administrator determined that the Fund is reasonably likely to be able to meet redemption requests without adversely affecting non-redeeming Fund shareholders through significant dilution. The Program Administrator concluded that the during the review period, the Program was adequately designed and effectively operating to monitor the liquidity risk to the Fund, taking into account the size of the Fund, the type of business conducted, and other relevant factors.

Greenspring Income Opportunities Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

The Board of Trustees (the “Board” or the “Trustees”) of Manager Directed Portfolios (the “Trust”) met on November 13, 2023 to consider the renewal of the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust, on behalf of the Greenspring Income Opportunities Fund (the “Fund”), a series of the Trust, and the Fund’s investment adviser, Corbyn Investment Management, Inc. (“Corbyn” or the “Adviser”). The Trustees, all of whom are not “interested persons” of the Trust, as that term is defined in the Investment Company Act of 1940 (the “Independent Trustees”), had previously met at a special meeting held on October 17, 2023 to discuss the renewal of the Advisory Agreement. Prior to these meetings, the Trustees requested and received materials to assist them in considering the continuation of the Advisory Agreement. The materials provided contained information with respect to the factors enumerated below, including a copy of the Advisory Agreement, a memorandum prepared by counsel to the Independent Trustees discussing factors relevant to the renewal of the Advisory Agreement, comparative performance information, Corbyn’s Form ADV Part 1A, brochure and brochure supplements, due diligence materials provided by Corbyn, including information regarding Corbyn’s compliance program, personnel and financial condition, profitability information, and other pertinent information. The Board also reviewed the advisory fee payable by the Fund under the Advisory Agreement, the expense limitation agreement between Corbyn and the Trust, on behalf of the Fund, and comparative fee and expense information as reported by a third-party analytics firm.

The Trustees met with the officers of the Trust and legal counsel to discuss the information provided and also met in executive session with legal counsel to the Independent Trustees to review their duties in considering the Advisory Agreement and the information provided. The Trustees noted that they had met with representatives of Corbyn via video conference earlier in the meeting to discuss Corbyn’s investment strategy for the Fund, the Fund’s performance, updates about the Adviser’s business and personnel and other matters.  The Board also took into account information reviewed periodically throughout the year regarding the services provided by the Adviser, the performance of the Fund, trading services, Fund expenses, asset flows, compliance matters and other information deemed relevant.

Based on their evaluation of the information provided as part of the October and November meetings, as well as information provided over the course of the year, the Trustees approved the continuation of the Advisory Agreement for an additional one year term.  Below is a summary of the material factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the Advisory Agreement.

1.	NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED TO THE FUND

The Trustees considered the nature, extent and quality of services provided by the Adviser in the management of the Fund, including portfolio management, research, trading and compliance monitoring, as well as the qualifications and experience of personnel at the Adviser who are involved in the day-to-day activities of the Fund.  The Board considered the Adviser’s compliance program and past reports from the Trust’s Chief Compliance Officer (“CCO”) regarding the CCO’s review of the Adviser’s compliance program.  The Board also considered its previous experience with the Adviser providing investment management services to the Fund.  The Trustees considered the information provided by the Adviser in response to the due diligence questionnaire and as part of the presentation by the Adviser earlier in the meeting. The Trustees concluded that the nature, extent and quality of services provided to the Fund by the Adviser were appropriate and that the Fund was likely to continue to benefit from the services provided by the Adviser under the Advisory Agreement.

Greenspring Income Opportunities Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

2.	INVESTMENT PERFORMANCE OF THE FUND

The Trustees discussed the performance of the Fund for the one-year and since inception periods ended June 30, 2023 on an absolute basis and in comparison to (1) the Fund’s primary benchmark index, (2) the Morningstar high yield bond peer group and (3) a peer group of funds constructed using Morningstar, Inc. data and presented by Barrington Partners, an independent third-party analytics firm (the “Barrington Cohort”).

The Trustees noted that Fund outperformed its benchmark, the ICE BofA 1-3 Year BB US Cash Pay High Yield Index, for the one-year and since-inception periods ended June 30, 2023. The Trustees noted that the Fund outperformed the Barrington Cohort average and underperformed its Morningstar peer group average, for the one-year period.  The Board considered that the Fund had less than two years of performance, which was a short period of time over which to evaluate the Fund’s performance.  The Trustees reviewed the Fund’s performance relative to Corbyn’s composites of other separately managed accounts managed with investment strategies similar to the Fund but did not consider the composite performance to be a material factor.

The Trustees concluded that the Fund’s performance was satisfactory and that the Fund and its shareholders were likely to benefit from the Adviser’s continued management.

3.	ADVISORY FEES AND EXPENSES

The Trustees considered Corbyn’s advisory fee rate, related statistical information and the cost structure of the Fund relative to its Barrington Cohort fee and expense comparisons.  The Trustees noted that the Fund’s contractual management fee of 0.60% was higher than the Barrington Cohort average.  The Trustees also considered Corbyn’s commentary regarding the Fund’s advisory fee rate. The Trustees noted that the total net expense ratio for the Institutional share class was lower than the Barrington Cohort average and higher than the Morningstar category average. The Trustees considered the fee waivers and expense reimbursements previously provided by Corbyn and Corbyn’s commitment to renew the Fund’s expense limitation agreement. The Trustees concluded that the Fund’s expenses and the management fee paid to Corbyn were fair and reasonable in light of the comparative expense and management fee information and the quality of the services provided to the Fund by Corbyn.

4.	COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY THE ADVISER

The Trustees considered Corbyn’s financial statements and a profitability analysis prepared by Corbyn based on the fees payable under the Advisory Agreement. The Trustees did not consider Corbyn’s level of profitability from its relationship with the Fund to be a material factor because the Fund was not profitable to Corbyn during the period presented.

5.	ECONOMIES OF SCALE

The Trustees compared the Fund’s expenses relative to its cohort and Morningstar peer group and considered potential economies of scale. The Trustees noted that the Fund’s management fee structure did not contain any breakpoint reductions as the Fund’s assets grow in size but considered that Corbyn has been waiving fees since the Fund’s inception.  The Trustees concluded that the Fund’s current fee structure represents an appropriate sharing of economies of scale with shareholders at the Fund’s current asset level and in light of the expense limitation agreement that is in place.

Greenspring Income Opportunities Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

6.	BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUND

The Trustees considered the direct and indirect benefits that could be realized by Corbyn from its association with the Fund. The Trustees concluded that other benefits that Corbyn may receive as a result of its relationship with the Fund, such as soft dollar trading services and research, appear to be reasonable.

CONCLUSION

In considering the renewal of the Advisory Agreement, the Trustees did not identify any one factor as all important but rather considered these factors collectively in light of the Fund’s surrounding circumstances. Based on this review, the Trustees, including a majority of the Independent Trustees, approved the renewal of the Advisory Agreement for an additional one-year term as being in the best interests of the Fund and its shareholders.

Greenspring Income Opportunities Fund

NOTICE OF PRIVACY POLICY & PRACTICES (Unaudited)

Protecting the privacy of Fund shareholders is important to us.  The following is a description of the practices and policies through which we protect the privacy and security of your non-public personal information.

We collect and maintain information about you so that we can open and maintain your account in the Fund and provide various services to you.  We collect non-public personal information about you from the following sources:

•	information we receive about you on applications or other forms;

•	information you give us orally; and

•	information about your transactions with us or others.

The types of non-public personal information we collect and share can include:

•	social security number;

•	account balances;

•	account transactions;

•	transaction history;

•	wire transfer instructions; and

•	checking account information.

What Information We Disclose
We do not disclose any non-public personal information about shareholders or former shareholders of the Fund without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.

How We Protect Your Information
All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

If you have any questions or concerns regarding this notice or our Privacy Policy, please contact us at 800-497-2960.

Investment Adviser
Corbyn Investment Management, Inc.
2330 West Joppa Road, Suite 108
Lutherville, Maryland 21093

Independent Registered Public Accounting Firm
Cohen & Company
1835 Market Street, Suite 310
Philadelphia, Pennsylvania 19103

Legal Counsel
Godfrey & Kahn, S.C.
833 East Michigan Street, Suite 1800
Milwaukee, Wisconsin 53202

Custodian
U.S. Bank, N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Distributor
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, Wisconsin 53202

(b)	Not Applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Experts.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

(a) Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b) Not Applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.
Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.
Not applicable to open-end investment companies.

Item 13. Exhibits.
(a)
(1) Any code of ethics or amendment thereto, that is subject to the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.   Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Manager Directed Portfolios

By (Signature and Title)*                    /s/Scott Ostrowski
Scott M. Ostrowski, President/
Principal Executive Officer

Date    6/4/2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*                    /s/Scott Ostrowski
Scott M. Ostrowski, President/
Principal Executive Officer

Date    6/4/2024

By (Signature and Title)*                    /s/Ryan Frank
Ryan Frank,
Treasurer/Principal Financial Officer

Date    6/4/2024

* Print the name and title of each signing officer under his or her signature.